UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 23, 2008

GSE SYSTEMS, INC.
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(Exact name of registrant as specified in its charter)

Delaware	1-14785	52-1868008
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
1332 Londontown Blvd., Suite 200, Sykesville, MD 21784
(Address of principal executive offices and zip code)

(410) 970-7800
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Registrant's telephone number, including area code

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d - 2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e - 4 (c))

Form 8-K

Item 1.01 Entry into a Material Definitive Agreement.

Non-Statutory Stock Option Awards

On October 23, 2008, certain officers, directors and employees of the Company were awarded stock options in accordance with the provisions of the Company’s Amended and Restated 1995 Long-Term Incentive Plan (the “Plan”).  The Plan was approved at the Company’s Annual Meeting of Stockholders on December 13, 2007.  The purpose of the Plan is to promote the long-term growth and profitability of the Company by (i) providing key people with incentives to improve stockholder value and to contribute to the growth and financial success of the Company and (ii) enabling the Company to attract, retain and reward the best available persons.  The Company may, to the extent permitted by law, deduct any tax obligations from any payment of any kind otherwise due to the grantee or the holder of any such awards made pursuant to the Plan.

The October 23, 2008 option grants were made to fifty-four (54) individuals.  The aggregate number of shares of the Company’s common stock issuable upon exercise of the options is 770,833.  The stock options awarded pursuant to the Plan are evidenced by option agreements, the form and substance of which are substantially similar to the Non-statutory Stock Option Agreement in the form attached as Exhibit 10.2 hereto and incorporated herein by reference.   The following table provides information on the stock options granted to the Company’s directors and executive officers.

		Number of
		Securities	Exercise or
Name	Title	Underlying	Base
		Options	Price	Expiration
		Granted (1)	($/share)	Date

Jerome I. Feldman	Director, Chairman of Board	100,000	$5.95	10/23/2018
Michael D. Feldman	Director, Executive Vice President	25,000	$5.95	10/23/2018
Gill R. Grady	Sr. Vice President	40,000	$5.95	10/23/2018
Jeffery G. Hough	Sr. Vice President, Chief Financial Officer	40,000	$5.95	10/23/2018
Chin-our Jerry Jen	President, Chief Operating Officer	40,000	$5.95	10/23/2018
John V. Moran	Director, Chief Executive Officer	150,000	$5.95	10/23/2018
Jane Bryant Quinn	Director	5,833	$5.95	10/23/2018

(1)-  The options become exercisable in seven installments with 1/7 of the shares vesting on the first anniversary of the date of grant and an additional 1/7 of the shares on each of the next six anniversaries of the date of grant.

Item 9.01 Financial Statements and Exhibits

(c)  Exhibits

Exhibit Number	Description
10.1	Amended and Restated 1995 Long-Term Incentive Plan. Previously filed in connection with the GSE Systems, Inc. DEF Form 14A filed with the Securities and Exchange Commission on November 20, 2007.
10.2
Form of Stock Option Agreement under the GSE Systems, Inc. 1995 Long-Term Incentive Plan.  Previously filed in connection with the GSE Systems, Inc. Form 10-K as filed with the Securities and Exchange Commission on March 22, 1996 and incorporated herein by reference.

                                                    SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.
GSE SYSTEMS, INC.

Date: October 29, 2008	/s/ Jeffery G. Hough
Jeffery G. Hough
Senior Vice President and Chief Financial Officer